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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported)  April 2, 1997
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                            Jordan Industries, Inc.
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            (Exact name of registrant as specified in its charter)


Illinois                              33-24317                    36-3598114
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(State or other                        (Commission          (I.R.S. Employer
Jurisdiction)                          File Number)         Identification No.)


ArborLake Centre, Suite 550
1751 Lake Cook  Road, Deerfield, IL                                   60015
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(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code       (847) 945-5591
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Item 5.         Other Events
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        On April 2, 1997, Jordan Industries, Inc. ("Jordan") privately placed approximately $214,000,000 aggregate principal amount of 11.75% Series A Senior Subordinated Discount Debentures due 2009 (the "Series A Debentures"), at 56.52% of such principal amount. The Series A Debentures are eligible for resale under Rule 144A of the Securities Act of 1933, as amended (the "Securities Act"). Jordan placed the Series A Debentures to refinance substantially all of the $133,075,293 aggregate principal amount of its 11.75% Senior Subordinated Discount Debentures due 2005. In addition, Jordan agreed to file a registration statement under the Securities Act in connection with an offer to exchange 11.75% Series B Senior Subordinated Discount Debentures due 2009 for its Series A Debentures.
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                                  SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      JORDAN INDUSTRIES, INC.



April 3, 1997                         By     /s/ Thomas C. Spielberger
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                                             Thomas C. Spielberger
                                             Vice President, Controller and
                                             Principal Accounting Officer